UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

WINNER MEDICAL GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34484	33-0215298
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or		Identification No.)
organization)

Winner Industrial Park, Bulong Road
Longhua, Shenzhen City, 518109
The People’s Republic of China
(Address of principal executive offices, including zip code)

(86) 755 2813-8888
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item2.02  Results of Operations and Financial Condition

On May 11, 2011, Winner Medical Group Inc. (the “Company”) issued a press release announcing its results for the three-month period ended March 31, 2011. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

The information in this Current Report on Form 8-K, including the press releases appearing in Exhibit 99.1, is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Furthermore, the information in this Current Report on Form 8-K, including the press release appearing in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits
Exhibit No.	Description
99.1	Press Release of Winner Medical Group Inc., dated May 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winner Medical Group Inc.

Date: May 12, 2011	By:	/s/ Jianquan Li
Jianquan Li
President and Chief Executive Officer